UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2007
CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
50 West San Fernando Street, San Jose, California 95113
717 Texas Avenue, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)
Registrant’s telephone number, including area code: (408) 995-5115
Not applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 — Regulation FD Disclosure
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

ITEM 7.01 — Regulation FD Disclosure
     On June 20, 2007, Calpine Corporation and its affiliated debtors and debtors-in-possession (“Calpine” or the “Company”) filed with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) a Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code (the “Plan”) and a related Disclosure Statement (the “Disclosure Statement”). Copies of the Plan and Disclosure Statement as filed with the Bankruptcy Court are attached hereto as Exhibits 99.1 and 99.2, respectively. A copy of a press release dated June 20, 2007, announcing the filing of the Plan and the Disclosure Statement is attached hereto as Exhibit 99.3. Copies of the Plan and Disclosure Statement, as well as a related Supplement to the Plan (the “Supplement”), are also available under the Restructuring section of the Company’s website at www.calpine.com and under the “Court Documents” section of the website of the Company’s Claims and Noticing Agent at www.kccllc.net/calpine. The information set forth on the foregoing websites shall not be deemed to be a part of or incorporated by reference into this Form 8-K.
     The Plan, Disclosure Statement and Supplement contain or discuss certain projections (the “Projections”) of financial performance for fiscal years 2007 through 2012. The Company does not, as a matter of course, publish its business plans, budgets or strategies, or make external projections or forecasts of its anticipated financial position or results of operations. The Company recommends that its stakeholders refer to the limitations and qualifications included in the Plan, Disclosure Statement and Supplement, as applicable, with respect to the Projections. Information contained in the Plan, Disclosure Statement and Supplement is subject to change, whether as a result of amendments to the Plan, actions of third parties or otherwise.
     Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the Disclosure Statement. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.
Limitation on Incorporation by Reference
     The Plan and Disclosure Statement are being furnished for informational purposes only and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate the Plan, Disclosure Statement or any other information set forth in this Report by reference, except as otherwise expressly stated in such filing. This Report will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.
Forward-Looking Statements
     In addition to historical information, the Plan, Disclosure Statement and Supplement contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “may,” “will” and similar expressions identify forward-looking statements. Such statements include, among others, those concerning the Company’s expected financial performance and strategic and operational plans, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. You are cautioned that any such forward-looking statements are not guarantees of future performance and that a number of risks and uncertainties could cause actual results to differ materially from those anticipated in the forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risks and uncertainties associated with the Company’s Chapter 11 and CCAA cases, including its ability to successfully reorganize and emerge from Chapter 11; (ii) its ability to implement its business plan; (iii) financial results that may be volatile and may not reflect historical trends; (iv) seasonal fluctuations of results; (v) potential volatility in earnings associated with fluctuations in prices for commodities such as natural gas and power; (vi) its ability to manage liquidity needs and comply with financing obligations; (vii) the direct or indirect effects on the Company’s business of its impaired credit including increased cash collateral requirements in connection with the use of commodity contracts; (viii) transportation of natural gas and transmission of electricity; (ix) the expiration or termination of power purchase agreements and the related results on revenues; (x) risks associated with the operation of power plants including unscheduled outages; (xi) factors that impact the output of its geothermal resources and generation facilities, including unusual or unexpected steam field well and pipeline maintenance and variables associated with the waste water injection projects that supply added water to the steam reservoir; (xii) risks associated with power project development and construction activities; (xiii) its ability to attract, retain and motivate key employees; (xiv) its ability to attract and retain customers and counterparties; (xv) competition; (xvi) risks associated with marketing and selling power from plants in the evolving energy markets; (xvii) present and possible future claims, litigation and enforcement actions; (xviii) effects of the application of laws or regulations, including changes in laws or regulations or the interpretation thereof; and (xix) other risks identified in this Report or the accompanying Plan, Disclosure Statement or Supplement, or in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.
ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code

99.2	Disclosure Statement for Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code

99.3	Press Release dated June 20, 2007

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ Charles B. Clark, Jr.

Charles B. Clark, Jr.
Senior Vice President, Controller and
Chief Accounting Officer

Date: June 22, 2007

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Exhibit Index

Exhibit No.	Description

99.1	Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code

99.2	Disclosure Statement for Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code

99.3	Press Release dated June 20, 2007